Contacts:
Michele Caselnova (Media)	Kathy Guinnessey (Investors/Analysts)
caselnovam@dnb.com	Kathy.Guinnessey@dnb.com
973.921.5196	973.921.5892

Dun & Bradstreet Announces Third Quarter 2014 Results;
Achieving the Fourth Consecutive Quarter of Revenue Growth

Short Hills, NJ - October 28, 2014 - Dun & Bradstreet (NYSE: DNB), the world's leading source of commercial information and insight on businesses, today reported results for the third quarter ended September 30, 2014.

"We continue to make good progress against our strategy and we are beginning to build momentum on our top line,” said Bob Carrigan, President & CEO of Dun & Bradstreet. "There are ever more market signals indicating growing demand for actionable data and insights and we are well positioned to capitalize on these needs."

Third Quarter 2014 Highlights

•	Core and total revenue up 1% year over year, before the effect of foreign exchange (up 2% after the effect of foreign exchange);

•
Operating income before non-core gains and charges of $107.4 million, down 16% from the prior year similar period due to planned strategic investments to drive long-term growth; GAAP operating income of $96.8 million, down 20%;

•	Diluted earnings per share before non-core gains and charges were $1.85, down 8% from $2.01 in the prior year similar period; GAAP diluted earnings per share were $1.85, down 1% from $1.87; and

•
Free cash flow for the first nine months of 2014 was $237.6 million, compared to $263.0 million in the prior year similar period; net cash provided by operating activities for the first nine months of 2014 was $276.7 million, compared to $299.3 million in the prior year similar period.

See attached Schedules 3, 4, and 5 for additional detail.

Schedule 5 provides a reconciliation to GAAP, as well as the definitions of the non-GAAP financial measures that the Company uses to evaluate the business.

•
We repurchased $20 million of shares, completing the Company’s $1 billion discretionary authorization, and repurchased approximately $35 million of shares to offset the dilutive effect of shares issued under employee benefit plans.

Deferred revenue for the Company as of September 30, 2014 was $529.0 million, down 2%; North America was $408.3 million, down 4% and total International was $120.7 million, up 4%. Committed sales through Alliance partners would have added two points to both North America and total Company.

Third Quarter 2014 Segment Results

North America

•	Core and total revenue were $305.3 million, flat both before and after the effect of foreign exchange, as compared to the prior year similar period.

•	Operating income before non-core gains and charges was $95.5 million, down 15% year over year. On a GAAP basis, operating income was $88.2 million, down 22% year over year.

Asia Pacific

•	Core and total revenue were $47.2 million, up 5% before the effect of foreign exchange, as compared to the prior year similar period (up 7% after the effect of foreign exchange).

•	Operating income before non-core gains and charges was $7.8 million, up 50% year over year. On a GAAP basis, operating income was $7.7 million, up 50% year over year.

Europe & Other International Markets

•	Core and total revenue were $64.6 million, flat before the effect of foreign exchange, as compared to the prior year similar period (up 6% after the effect of foreign exchange).

•	Operating income was $19.4 million, down 2% year over year.

Full Year 2014 Guidance

Dun & Bradstreet today reaffirmed its financial guidance for the full year 2014:

•	Core revenue growth of flat to up 3%, before the effect of foreign exchange;

•	Operating income decline of 5% to 9%, before non-core gains and charges;

•	Diluted EPS decline of 1% to 5%, before non-core gains and charges; and

•	Free cash flow of $250 million to $280 million, which excludes the impact of legacy tax matters and any potential regulatory fines associated with our China operations.

Dun & Bradstreet does not provide guidance on a GAAP basis because Dun & Bradstreet is unable to predict, with reasonable certainty, the future movement of foreign exchange rates or the future impact of non-core gains and charges, such as restructuring charges, legacy tax matters, and the Company’s ongoing China investigation, which are a component of the most comparable financial measures calculated in accordance with GAAP. Non-core gains and charges are uncertain and will depend on several factors, including industry conditions, and could be material to Dun & Bradstreet's results computed in accordance with GAAP.

Use of Non-GAAP Financial Measures

In addition to reporting GAAP results, the Company reports results before restructuring charges and other non-core gains and charges, such as legal and other professional expenses associated with the ongoing China investigation, because they do not reflect the Company's underlying business performance and they may have a disproportionate positive or negative impact on the results of its ongoing business operations.

Dun & Bradstreet reports non-GAAP financial measures in this press release and the schedules attached. See “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations - How We Manage Our Business” in the Company’s Annual Report on Form 10-K for the year ending December 31, 2013, filed February 28, 2014 with the SEC, for a discussion of how the Company defines these measures, why it uses them and why it believes they provide useful information to investors. Additionally, these measures are defined in Schedule 5 attached to this press release.

Third Quarter 2014 Teleconference

As previously announced, Dun & Bradstreet will review its third quarter financial results in a conference call with the investment community on Wednesday, October 29, 2014, at 8 a.m. ET. Live audio, as well as a replay of the conference call, will be accessible on Dun & Bradstreet's Investor Relations Web site at http://investor.dnb.com.

**************

About Dun & Bradstreet® (D&B)

The Dun & Bradstreet Corporation is the world's leading source of commercial data, analytics and insight on businesses. Our global commercial database contains more than 240 million business records. We transform commercial data into valuable insight which is the foundation of our global solutions that customers rely on to make critical business decisions.

Dun & Bradstreet provides solution sets that meet a diverse set of customer needs globally. Customers use D&B Risk Management Solutions™ to mitigate credit and supplier risk, increase cash flow and drive increased profitability, and D&B Sales & Marketing Solutions™ to provide data management capabilities that provide effective and cost efficient marketing solutions to increase revenue from new and existing customers.

For more information, please visit www.dnb.com.

Forward-Looking and Cautionary Statements

The statements in this press release that do not relate to historical facts may be forward-looking statements. These include, without limitation, any statements related to financial guidance or strategic goals. Forward-looking statements are inherently uncertain and are subject to a number of risks and uncertainties that could cause actual results and outcomes to be materially different from those indicated by the forward-looking statements. These risks and uncertainties include, among others, (i) reliance on third parties to support critical components of our business model; (ii) the level and effectiveness of our technology investments; (iii) our ability to protect our information technology infrastructure against cyber attack and unauthorized access; (iv) risks associated with potential violations of the Foreign Corrupt Practices Act and similar laws; (v) customer demand for our products; (vi) the successful implementation of our business strategy; (vii) the integrity and security of our global database and data centers; (viii) our ability to maintain the integrity of our brand and reputation; (ix) our ability to renew large contracts and the related revenue recognition and timing thereof; (x) the impact of macro-economic challenges on our customers and vendors; (xi) efforts to balance government deficits; (xii) future laws or regulations with respect to the collection, compilation, storage, use and/or publication of information and adverse publicity or litigation concerning the commercial use of such information; (xiii) our ability to acquire and successfully integrate other businesses, products and technologies; (xiv) adherence by third-party members of our D&B Worldwide Network, or other third parties who license and sell under the D&B name, to our quality standards and to the renewal of their agreements with Dun & Bradstreet; (xv) the effects of foreign and evolving economies, exchange rate fluctuations, legislative or regulatory requirements and the implementation or modification of fees or taxes to acquire, use and/or redistribute data; and (xvi) the other factors described under the headings “Risk Factors,” “Management’s Discussion and Analysis,” “Legal Proceedings” and elsewhere in the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and the Company’s other reports or documents filed or furnished with the Securities and Exchange Commission. Dun & Bradstreet cautions that the foregoing list of important risk factors is not complete and except as otherwise required by federal securities laws does not undertake any obligation to update any forward-looking statement.

The Dun & Bradstreet Corporation	Schedule 1
Consolidated Statement of Operations (unaudited) - GAAP Results

				Effects of					Effects of
	Quarter Ended		AFX	Foreign	BFX	Year-To-Date		AFX	Foreign	BFX
	September 30,		% Change	Exchange	% Change	September 30,		% Change	Exchange	% Change
Dollar amounts in millions, except per share data	2014	2013	Fav (Unfav)	Fav (Unfav)	Fav (Unfav)	2014	2013	Fav (Unfav)	Fav (Unfav)	Fav (Unfav)

Revenue:

North America	$305.3	$305.8	0%	0%	0%	$868.9	$867.7	0%	0%	0%

Asia Pacific	47.2	44.3	7%	2%	5%	135.3	134.1	1%	(4)%	5%
Europe and Other International Markets	64.6	60.7	6%	6%	0%	187.7	175.2	7%	5%	2%
International	111.8	105.0	7%	5%	2%	323.0	309.3	4%	1%	3%

Core Revenue	$417.1	$410.8	2%	1%	1%	$1,191.9	$1,177.0	1%	0%	1%

Divested and Other Business (1)	—	0.3	N/M	N/M	N/M	0.1	1.5	(93)%	0%	(93)%

Total Revenue	$417.1	$411.1	2%	1%	1%	$1,192.0	$1,178.5	1%	0%	1%

Operating Income (Loss):

North America (2)	$88.2	$112.3	(22)%			$246.1	$282.8	(13)%

Asia Pacific (3)	7.7	5.1	50%			21.6	15.9	36%
Europe and Other International Markets	19.4	19.7	(2)%			54.3	49.4	10%
International	27.1	24.8	9%			75.9	65.3	16%

Corporate and Other (4)	(18.5)	(16.6)	(11)%			(57.9)	(45.9)	(26)%

Total Operating Income (5)	96.8	120.5	(20)%			264.1	302.2	(13)%

Interest Income	0.4	0.3	14%			1.2	0.9	34%
Interest Expense	(10.9)	(10.3)	(6)%			(32.3)	(30.2)	(7)%
Other Income (Expense) - Net (6)	(7.5)	(0.2)	N/M			(31.0)	(1.5)	N/M

Non-Operating Income (Expense) - Net	(18.0)	(10.2)	(77)%			(62.1)	(30.8)	N/M

Income Before Provision for Income Taxes	78.8	110.3	(29)%			202.0	271.4	(26)%

Less: Provision for Income Taxes	11.4	37.4	70%			(0.7)	87.6	N/M
Equity in Net Income (Loss) of Affiliates	1.0	0.6	68%			2.6	1.7	52%

Net Income	68.4	73.5	(7)%			205.3	185.5	11%

Less: Net (Income) Loss Attributable to the Noncontrolling Interest	(0.9)	(0.7)	(14)%			(2.6)	(2.3)	(10)%

Net Income Attributable to D&B (7)	67.5	72.8	(7)%			202.7	183.2	11%

Less: Allocation to Participating Securities	—	—	0%			—	—	0%

Net Income Attributable to D&B Common Shareholders	$67.5	$72.8	(7)%			$202.7	$183.2	11%

Basic Earnings Per Share of Common Stock Attributable to D&B Common Shareholders	$1.87	$1.89	(1)%	$5.52	$4.64	19%

Diluted Earnings Per Share of Common Stock Attributable to D&B Common Shareholders (8)	$1.85	$1.87	(1)%	$5.47	$4.59	19%

Weighted Average Number of Shares Outstanding:
Basic	36.1	38.5	6%	36.7	39.5	7%
Diluted	36.5	38.9	6%	37.0	39.9	7%

Operating Margins (Calculated on Total Revenue)

North America	28.9%	36.7%	28.3%	32.6%
Asia Pacific	16.2%	11.5%	16.0%	11.8%
Europe and Other International Markets	30.1%	32.4%	28.9%	28.1%
International	24.2%	23.6%	23.5%	21.0%
Total Company	23.2%	29.3%	22.2%	25.6%

Effective Tax Rate	14.4%	33.8%	(0.4)%	32.3%
AFX - After Effects of Foreign Exchange BFX - Before Effects of Foreign Exchange N/M - Not Meaningful
See Schedule 5 (Notes to Schedules), which is an integral part of the consolidated statement of operations.
This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.

The Dun & Bradstreet Corporation	Schedule 2
Consolidated Statement of Operations (unaudited) - Before Non-Core Gains and Charges

				Effects of					Effects of
	Quarter Ended		AFX	Foreign	BFX	Year-To-Date		AFX	Foreign	BFX
	September 30,		% Change	Exchange	% Change	September 30,		% Change	Exchange	% Change
Dollar amounts in millions, except per share data	2014	2013	Fav (Unfav)	Fav (Unfav)	Fav (Unfav)	2014	2013	Fav (Unfav)	Fav (Unfav)	Fav (Unfav)

Revenue:

North America	$305.3	$305.8	0%	0%	0%	$868.9	$867.7	0%	0%	0%

Asia Pacific	47.2	44.3	7%	2%	5%	135.3	134.1	1%	(4)%	5%
Europe and Other International Markets	64.6	60.7	6%	6%	0%	187.7	175.2	7%	5%	2%
International	111.8	105.0	7%	5%	2%	323.0	309.3	4%	1%	3%

Core Revenue	$417.1	$410.8	2%	1%	1%	$1,191.9	$1,177.0	1%	0%	1%

Divested and Other Business (1)	—	0.3	N/M	N/M	N/M	0.1	1.5	(93)%	0%	(93)%

Total Revenue	$417.1	$411.1	2%	1%	1%	$1,192.0	$1,178.5	1%	0%	1%

Operating Income (Loss):

North America (2)	$95.5	$112.3	(15)%			$253.4	$282.8	(10)%

Asia Pacific (3)	7.8	5.2	50%			21.8	15.9	37%
Europe and Other International Markets	19.4	19.7	(2)%			54.3	49.4	10%
International	27.2	24.9	9%			76.1	65.3	17%

Corporate and Other (4)	(15.3)	(9.6)	(60)%			(43.3)	(29.1)	(49)%

Total Operating Income (5)	107.4	127.6	(16)%			286.2	319.0	(10)%

Interest Income	0.4	0.3	14%			1.2	0.9	34%
Interest Expense	(10.9)	(10.3)	(6)%			(32.3)	(30.2)	(7)%
Other Income (Expense) - Net (6)	(0.4)	(0.4)	14%			(2.4)	(2.1)	(13)%

Non-Operating Income (Expense) - Net	(10.9)	(10.4)	(5)%			(33.5)	(31.4)	(7)%

Income Before Provision for Income Taxes	96.5	117.2	(18)%			252.7	287.6	(12)%

Less: Provision for Income Taxes	29.0	38.8	26%			72.5	92.0	21%
Equity in Net Income (Loss) of Affiliates	1.0	0.6	68%			2.6	1.7	52%

Net Income	68.5	79.0	(13)%			182.8	197.3	(7)%

Less: Net (Income) Loss Attributable to the Noncontrolling Interest	(0.9)	(0.7)	(14)%			(2.6)	(2.3)	(10)%

Net Income Attributable to D&B (7)	67.6	78.3	(14)%			180.2	195.0	(8)%

Less: Allocation to Participating Securities	—	—	0%			—	—	0%

Net Income Attributable to D&B Common Shareholders	$67.6	$78.3	(14)%			$180.2	$195.0	(8)%

Basic Earnings Per Share of Common Stock Attributable to D&B Common Shareholders	$1.87	$2.03	(8)%	$4.91	$4.93	0%

Diluted Earnings Per Share of Common Stock Attributable to D&B Common Shareholders (8)	$1.85	$2.01	(8)%	$4.87	$4.88	0%

Weighted Average Number of Shares Outstanding:
Basic	36.1	38.5	6%	36.7	39.5	7%
Diluted	36.5	38.9	6%	37.0	39.9	7%

Operating Margins (Calculated on Total Revenue)

North America	31.3%	36.7%	29.2%	32.6%
Asia Pacific	16.4%	11.6%	16.1%	11.8%
Europe and Other International Markets	30.1%	32.4%	28.9%	28.1%
International	24.3%	23.6%	23.5%	21.0%
Total Company	25.7%	31.1%	24.0%	27.1%

Effective Tax Rate	30.0%	33.1%	28.7%	32.0%
AFX - After Effects of Foreign Exchange BFX - Before Effects of Foreign Exchange N/M - Not Meaningful
See Schedule 5 (Notes to Schedules), which is an integral part of the consolidated statement of operations.
This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.

The Dun & Bradstreet Corporation	Schedule 3
Supplemental Revenue Detail (unaudited)

	Quarter Ended			Effects of		Year-To-Date			Effects of
	September 30,		AFX	Foreign	BFX	September 30,		AFX	Foreign	BFX
			% Change	Exchange	% Change			% Change	Exchange	% Change
Amounts in millions	2014	2013	Fav/(Unfav)	Fav/(Unfav)	Fav/(Unfav)	2014	2013	Fav/(Unfav)	Fav/(Unfav)	Fav/(Unfav)

Geographic and Customer Solution Set Revenue:
North America:
Risk Management Solutions	$177.4	$176.7	0%	(1)%	1%	$504.7	$510.8	(1)%	0%	(1)%
Sales & Marketing Solutions	127.9	129.1	(1)%	0%	(1)%	364.2	356.9	2%	0%	2%
Subtotal Core Revenue	305.3	305.8	0%	0%	0%	868.9	867.7	0%	0%	0%

Divested and Other Business[1]	—	—	N/M	N/M	N/M	—	—	N/M	N/M	N/M

Total North America Revenue	$305.3	$305.8	0%	0%	0%	$868.9	$867.7	0%	0%	0%

Asia Pacific:
Risk Management Solutions	$41.8	$38.2	10%	2%	8%	$119.1	$116.4	2%	(5)%	7%
Sales & Marketing Solutions	5.4	6.1	(12)%	1%	(13)%	16.2	17.7	(9)%	(3)%	(6)%
Subtotal Core Revenue	47.2	44.3	7%	2%	5%	135.3	134.1	1%	(4)%	5%

Divested and Other Business[1]	—	0.1	N/M	N/M	N/M	—	1.0	N/M	N/M	N/M

Total Asia Pacific Revenue	$47.2	$44.4	7%	2%	5%	$135.3	$135.1	0%	(5)%	5%

Europe and Other International Markets:
Risk Management Solutions	$51.3	$48.4	6%	6%	0%	$152.3	$143.0	6%	5%	1%
Sales & Marketing Solutions	13.3	12.3	9%	8%	1%	35.4	32.2	10%	7%	3%
Subtotal Core Revenue	64.6	60.7	6%	6%	0%	187.7	175.2	7%	5%	2%

Divested and Other Business[1]	—	0.2	N/M	N/M	N/M	0.1	0.5	(79)%	1%	(80)%

Total Europe and Other International Markets Revenue	$64.6	$60.9	6%	6%	0%	$187.8	$175.7	7%	5%	2%

International
Risk Management Solutions	$93.1	$86.6	7%	3%	4%	$271.4	$259.4	5%	1%	4%
Sales & Marketing Solutions	18.7	18.4	2%	6%	(4)%	51.6	49.9	4%	4%	0%
Subtotal Core Revenue	111.8	105.0	7%	5%	2%	323.0	309.3	4%	1%	3%

Divested and Other Business[1]	—	0.3	N/M	N/M	N/M	0.1	1.5	(93)%	0%	(93)%

Total International Revenue	$111.8	$105.3	6%	4%	2%	$323.1	$310.8	4%	1%	3%

Total Corporation:
Risk Management Solutions	$270.5	$263.3	3%	1%	2%	$776.1	$770.2	1%	0%	1%
Sales & Marketing Solutions	146.6	147.5	(1)%	0%	(1)%	415.8	406.8	2%	0%	2%
Subtotal Core Revenue	417.1	410.8	2%	1%	1%	1,191.9	1,177.0	1%	0%	1%

Divested and Other Business[1]	—	0.3	N/M	N/M	N/M	0.1	1.5	(93)%	0%	(93)%

Total Corporation Revenue	$417.1	$411.1	2%	1%	1%	$1,192.0	$1,178.5	1%	0%	1%

Amounts in millions

North America Risk Management Solutions (Core)
DNBi Subscription Plans[2,6]	$100.6	$105.5	(5)%	(1)%	(4)%	$300.1	$314.1	(4)%	0%	(4)%
Non-DNBi Subscription Plans[3]	13.1	13.9	(6)%	0%	(6)%	38.9	42.4	(8)%	0%	(8)%

Total RMS Subscription Plans	113.7	119.4	(5)%	0%	(5)%	339.0	356.5	(5)%	0%	(5)%
Projects and Other Risk Management Solutions[4,6]	63.7	57.3	11%	0%	11%	165.7	154.3	7%	(1)%	8%

Total North America Risk Management Solutions (Core)	$177.4	$176.7	0%	(1)%	1%	$504.7	$510.8	(1)%	0%	(1)%

North America Sales & Marketing Solutions (Core)
Traditional[5]	$49.4	$53.2	(7)%	0%	(7)%	$132.2	$140.6	(6)%	0%	(6)%
VAPS	78.5	75.9	3%	0%	3%	232.0	216.3	7%	0%	7%

Total North America Sales & Marketing Solutions (Core)	$127.9	$129.1	(1)%	0%	(1)%	$364.2	$356.9	2%	0%	2%

The Dun & Bradstreet Corporation	Schedule 3
Supplemental Revenue Detail (unaudited)

	Quarter Ended
Amounts in millions	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013

North America Risk Management Solutions (Core)
DNBi Subscription Plans[2,6]	$100.6	$100.0	$99.5	$103.9	$105.5	$104.5	$104.1
Non-DNBi Subscription Plans[3]	13.1	13.0	12.8	12.9	13.9	14.4	14.1

Total RMS Subscription Plans	113.7	113.0	112.3	116.8	119.4	118.9	118.2
Projects and Other Risk Management Solutions[4,6]	63.7	51.0	51.0	65.6	57.3	49.2	47.8

Total North America Risk Management Solutions (Core)	$177.4	$164.0	$163.3	$182.4	$176.7	$168.1	$166.0

North America Sales & Marketing Solutions (Core)
Traditional[5]	$49.4	$39.2	$43.6	$63.1	$53.2	$41.1	$46.3
VAPS	78.5	81.4	72.1	120.7	75.9	69.5	70.9

Total North America Sales & Marketing Solutions (Core)	$127.9	$120.6	$115.7	$183.8	$129.1	$110.6	$117.2

Notes:

		Quarter Ended		Year-To-Date
		September 30,		September 30,

		2014	2013	2014	2013
1	Divested and Other Business:
	North America:
	Risk Management Solutions	$—	$—	$—	$—
	Sales & Marketing Solutions	—	—	—	—
	Total Divested and Other Business	$—	$—	$—	$—
	Asia Pacific:
	Risk Management Solutions	$—	$—	$—	$—
	Sales & Marketing Solutions	—	0.1	—	1.0
	Total Divested and Other Business	$—	$0.1	$—	$1.0
	Europe and Other International Markets:
	Risk Management Solutions	$—	$0.2	$0.1	$0.5
	Sales & Marketing Solutions	—	—	—	—
	Total Divested and Other Business	$—	$0.2	$0.1	$0.5
	Total Corporation:
	Risk Management Solutions	$—	$0.2	$0.1	$0.5
	Sales & Marketing Solutions	—	0.1	—	1.0
	Total Divested and Other Business	$—	$0.3	$0.1	$1.5

2
DNBi subscription plans - interactive, customizable online application that offers our customers real time access to our most complete and up-to-date global DUNSRight information, comprehensive monitoring and portfolio analysis. DNBi subscription plans are contracts that allow customers unlimited use. In these instances, we recognize revenue ratably over the term of the contract.

3
Non-DNBi subscription plans - subscription contracts which provide increased access to our risk management reports and data to help customers increase their profitability while mitigating their risk. The non-DNBi subscription plans allow customers unlimited use. In these instances, we recognize revenue ratably over the term of the contract.

4
Projects and other risk management solutions - all other revenue streams. This includes, for example, our Business Information Report, our Comprehensive Report, our International Report, and D&B Direct.

5	Sales & Marketing Solutions traditional - includes the former Internet Solutions.

6
Within North America, we have reclassified prior year amounts for “DNBi Subscription Plans” and “Projects and Other Risk Management Solutions” to conform to the current year presentation. Total North America Risk Management Solutions remains unchanged. The reclassifications primarily relate to certain adjustments for large customers who have bundled contracts which were previously captured in “Projects and Other Risk Management Solutions” which are now allocated down to specific product level. This change was done to more precisely reflect all revenue adjustments at the product level.

This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.

The Dun & Bradstreet Corporation	Schedule 4
Supplemental Financial Data (unaudited)

	Quarter Ended			Year-To-Date
	September 30,		AFX	September 30,		AFX
			% Change			% Change
Amounts in millions	2014	2013	Fav/(Unfav)	2014	2013	Fav/(Unfav)
Operating Costs - GAAP Results:
Operating Expenses	$147.8	$131.9	(12)%	$407.8	$388.2	(5)%
Selling and Administrative Expenses	154.5	135.2	(14)%	460.2	423.9	(9)%
Depreciation and Amortization	16.0	17.4	8%	48.0	53.6	10%
Restructuring Expense	2.0	6.1	68%	11.9	10.6	(12)%

Total Operating Costs - GAAP Results	$320.3	$290.6	(10)%	$927.9	$876.3	(6)%

Capital Expenditures - GAAP Results	$5.8	$1.8	N/M	$9.7	$6.3	(53)%

Additions to Computer Software & Other Intangibles - GAAP Results	$11.6	$7.8	(47)%	$29.4	$30.0	2%

Operating Costs - Before Non-Core Gains and Charges:
Operating Expenses	$140.4	$131.9	(7)%	$400.3	$388.1	(3)%
Selling and Administrative Expenses	153.3	134.2	(14)%	457.5	417.8	(10)%
Depreciation and Amortization	16.0	17.4	8%	48.0	53.6	10%
Restructuring Expense	—	—	N/M	—	—	N/M

Total Operating Costs - Before Non-Core Gains and Charges	$309.7	$283.5	(9)%	$905.8	$859.5	(5)%

	Quarter Ended		Year-To-Date
	September 30,		September 30,

Amounts in millions	2014	2013	2014	2013

Operating Expenses - GAAP Results	$147.8	$131.9	$407.8	$388.2
Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	(0.1)	—	(0.2)	(0.1)
Impaired Assets - Parsippany, NJ Building	(7.3)	—	(7.3)	—

Operating Expenses - Before Non-Core Gains and (Charges)	$140.4	$131.9	$400.3	$388.1

Selling and Admin - GAAP Results	$154.5	$135.2	$460.2	$423.9
Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	(1.2)	(1.0)	(2.7)	(6.1)

Selling and Admin - Before Non-Core Gains and (Charges)	$153.3	$134.2	$457.5	$417.8

Depreciation and Amortization - GAAP Results	$16.0	$17.4	$48.0	$53.6
None	—	—	—	—

Depreciation and Amortization - Before Non-Core Gains and (Charges)	$16.0	$17.4	$48.0	$53.6

Restructuring - GAAP Results	$2.0	$6.1	$11.9	$10.6
Restructuring	(2.0)	(6.1)	(11.9)	(10.6)

Restructuring - Before Non-Core Gains and (Charges)	$—	$—	$—	$—

The Dun & Bradstreet Corporation	Schedule 4
Supplemental Financial Data (unaudited)

	Quarter Ended

Amounts in millions	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013

Net Debt Position:
Cash and Cash Equivalents	$310.0	$285.9	$268.3	$235.9	$214.3	$196.5	$172.8
Short-Term Debt	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)
Long-Term Debt	(1,633.3)	(1,566.8)	(1,513.8)	(1,516.0)	(1,455.9)	(1,408.0)	(1,302.7)

Net Debt	$(1,323.4)	$(1,281.0)	$(1,245.6)	$(1,280.2)	$(1,241.7)	$(1,211.6)	$(1,130.0)

	Year-To-Date

Amounts in millions	Sep 30, 2014	Sep 30, 2013	% Change Fav/(Unfav)

Free Cash Flow:
Net Cash Provided By Operating Activities - GAAP Results	$276.7	$299.3	(8)%
Less:
Capital Expenditures - GAAP Results	9.7	6.3	(53)%
Additions to Computer Software & Other Intangibles - GAAP Results	29.4	30.0	2%

Free Cash Flow	$237.6	$263.0	(10)%
Legacy Tax Matters (Refund) Payment	—	—	N/M
Free Cash Flow Excluding Legacy Tax Matters	$237.6	$263.0	(10)%

	Year-To-Date

Amounts in millions	Sep 30, 2014	Sep 30, 2013	% Change Fav/(Unfav)

Net Cash Provided By Operating Activities excluding Legacy Tax Matters:
Net Cash Provided By Operating Activities - GAAP Results	$276.7	$299.3	(8)%
Legacy Tax Matters (Refund) Payment	—	—	N/M

Net Cash Provided By Operating Activities Excluding Legacy Tax Matters	$276.7	$299.3	(8)%

This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.

The Dun & Bradstreet Corporation	Schedule 5
Notes to Schedules 1 and 2 (unaudited) and Definitions of Non-GAAP Measures

(1)	The following table reconciles Divested and Other Business included in Schedule 1 and Schedule 2:
		Quarter Ended		Year-To-Date
		September 30,		September 30,
	Amounts in millions	2014	2013	2014	2013
	Divested and Other Business:
	India Event Planning/Rural Marketing Businesses	$—	$0.1	$—	$1.0
	Ireland Small Corporate Registry Business	—	0.2	0.1	0.5
	Total Divested and Other Business	$—	$0.3	$0.1	$1.5

(2)	The following table reconciles North America Operating Income included in Schedule 1 and Schedule 2:
		Quarter Ended		Year-To-Date
		September 30,		September 30,
	Amounts in millions	2014	2013	2014	2013
	North America Operating Income - GAAP Results (Schedule 1)	$88.2	$112.3	$246.1	$282.8
	Impaired Assets - Parsippany, NJ Building	(7.3)	—	(7.3)	—
	North America Operating Income - Before Non-Core Gains and (Charges) (Schedule 2)	$95.5	$112.3	$253.4	$282.8

(3)	The following table reconciles Asia Pacific Operating Income included in Schedule 1 and Schedule 2:
		Quarter Ended		Year-To-Date
		September 30,		September 30,
	Amounts in millions	2014	2013	2014	2013
	Asia Pacific Operating Income - GAAP Results (Schedule 1)	$7.7	$5.1	$21.6	$15.9
	Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	(0.1)	(0.1)	(0.2)	—
	Asia Pacific Operating Income - Before Non-Core Gains and (Charges) (Schedule 2)	$7.8	$5.2	$21.8	$15.9

(4)	The following table reconciles Corporate and Other expenses included in Schedule 1 and Schedule 2:
		Quarter Ended		Year-To-Date
		September 30,		September 30,
	Amounts in millions	2014	2013	2014	2013
	Corporate and Other - GAAP Results (Schedule 1)	$(18.5)	$(16.6)	$(57.9)	$(45.9)
	Restructuring Charges	(2.0)	(6.1)	(11.9)	(10.6)
	Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	(1.2)	(0.9)	(2.7)	(6.2)
	Corporate and Other - Before Non-Core Gains and (Charges) (Schedule 2)	$(15.3)	$(9.6)	$(43.3)	$(29.1)

(5)	The following table reconciles Total Operating Income included in Schedule 1 and Schedule 2:
		Quarter Ended		Year-To-Date
		September 30,		September 30,
	Amounts in millions	2014	2013	2014	2013
	Total Operating Income - GAAP Results	$96.8	$120.5	$264.1	$302.2
	Restructuring Charges	(2.0)	(6.1)	(11.9)	(10.6)
	Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	(1.3)	(1.0)	(2.9)	(6.2)
	Impaired Assets - Parsippany, NJ Building	(7.3)	—	(7.3)	—
	Total Operating Income - Before Non-Core Gains and (Charges)	$107.4	$127.6	$286.2	$319.0

The Dun & Bradstreet Corporation	Schedule 5
Notes to Schedules 1 and 2 (unaudited) and Definitions of Non-GAAP Measures

(6)	The following table reconciles Other Income (Expense)-Net included in Schedule 1 and Schedule 2:
		Quarter Ended		Year-To-Date
		September 30,		September 30,
	Amounts in millions	2014	2013	2014	2013
	Other Income (Expense)-Net - GAAP Results (Schedule 1)	$(7.5)	$(0.2)	$(31.0)	$(1.5)
	Effect of Legacy Tax Matters	(7.1)	0.2	(28.6)	0.6
	Other Income (Expense)-Net - Before Non-Core Gains and (Charges) (Schedule 2)	$(0.4)	(0.4)	$(2.4)	$(2.1)

Total Pre-Tax Impacts:
(Summarizes the Effects on Operating Income and Other Income (Expense) - Net)
	Quarter Ended		Year-To-Date
	September 30,		September 30,
Amounts in millions	2014	2013	2014	2013
Restructuring Charges	$(2.0)	$(6.1)	$(11.9)	$(10.6)
Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	(1.3)	(1.0)	(2.9)	(6.2)
Impaired Assets - Parsippany, NJ Building	(7.3)	—	(7.3)	—
Effect of Legacy Tax Matters	(7.1)	0.2	(28.6)	0.6
Total Pre-Tax Impacts	$(17.7)	$(6.9)	$(50.7)	$(16.2)

(7)	The following table reconciles Net Income Attributable to D&B included in Schedule 1 and Schedule 2:
		Quarter Ended		Year-To-Date
		September 30,		September 30,
	Amounts in millions	2014	2013	2014	2013

	Net Income Attributable to D&B - GAAP Results (Schedule 1)	$67.5	$72.8	$202.7	$183.2

	Restructuring Charges	(1.2)	(4.8)	(8.2)	(7.9)
	Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	(0.9)	(0.7)	(2.0)	(3.9)
	Impaired Assets - Parsippany, NJ Building	(4.5)	—	(4.5)	—
	Effect of Legacy Tax Matters	6.5	—	37.2	—

	After-Tax Impact	(0.1)	(5.5)	22.5	(11.8)

	Net Income Attributable to D&B - Before Non-Core Gains and (Charges) (Schedule 2)	67,6	$78.3	$180.2	$195.0

(8)	The following table reconciles Diluted Earnings Per Share Attributable to D&B included in Schedule 1 and Schedule 2:
		Quarter Ended		Year-To-Date
		September 30,		September 30,
		2014	2013	2014	2013

	Diluted EPS Attributable to D&B - GAAP Results (Schedule 1)	$1.85	$1.87	$5.47	$4.59

	Restructuring Charges	(0.04)	(0.13)	(0.23)	(0.20)
	Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	(0.02)	(0.01)	(0.05)	(0.09)
	Impaired Assets - Parsippany, NJ Building	(0.12)	—	(0.12)	—
	Effect of Legacy Tax Matters	0.18	—	1.00	—

	Diluted EPS Attributable to D&B - Before Non-Core Gains and (Charges) (Schedule 2)	$1.85	$2.01	$4.87	$4.88

N/M - Not Meaningful

The following defines the non-GAAP measures used to evaluate performance:

*Total revenue excluding the revenue of divested and shut-down businesses is referred to as “core revenue.” Core revenue includes the revenue from acquired businesses from the date of acquisition
*Core revenue growth, excluding the effects of foreign exchange, is referred to as “core revenue growth before the effects of foreign exchange.” We also separately, from time to time, analyze core revenue growth before the effects of foreign exchange among two components, “organic core revenue growth” and “core revenue growth from acquisitions”

*Results (such as operating income, operating income growth, operating margin, net income, tax rate and diluted earnings per share) exclude Restructuring Charges (whether recurring or non-recurring) and certain other items that we consider do not reflect our underlying business performance. We refer to these Restructuring Charges and other items as “non-core gains and (charges)”

This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.